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                                                                   EXHIBIT 10.27

                                AMENDMENT NO. 2
                 TO AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

         This Amendment No. 2 dated as of March 14, 1997 (this "Amendment") to that certain Amended and Restated Shareholders Agreement effective the 20th day of September, 1995 as amended by that certain Amendment No. 1 to Amended and Restated Shareholders Agreement dated as of January 17, 1997 (the "Shareholders Agreement") by and among Packaged Ice, Inc., a Texas corporation (the "Company"), and the shareholders of the Company set forth on Exhibit A hereto (the "Shareholders"). All capitalized terms used herein and not defined herein shall have the meanings set forth in the Shareholders Agreement.

         WHEREAS, the parties are desirous of amending the Shareholders Agreement in order to accommodate the issuance of capital stock to investors.

         NOW, THEREFORE, in consideration of the premises and the mutual obligations of the parties hereto, the parties do hereby agree as follows:

         1. Amendments. Section 2, subparagraph (B) of the Shareholders Agreement is hereby amended and restated in its entirety as follows:

                 (B) Notwithstanding anything to the contrary contained in this Agreement, it is expressly agreed that a Shareholder shall have the right to transfer all or any part of his shares of Stock to any other member of that Shareholder's Affiliate Group. For the purposes of this Agreement, "Affiliate Group" shall mean those groups of Shareholders which are described on Exhibit I, attached hereto and incorporated herein by reference.

                 In the event of a transfer pursuant to this Section 2 to any person who is not a Shareholder, the transferee shall (by written supplement to this Agreement) become a party to this Agreement and shall thereafter hold his Stock subject to the terms, covenants and conditions contained in this Agreement.

                 The Company, in the sole discretion of the Board of Directors, shall have the right to issue Stock or other securities which are convertible into Stock which shall not be governed by or restricted by this Agreement.

         2. Effective Date. This Amendment shall be effective when executed by 80% of the Shareholders (in interest, with the Common Stock, the Series A Preferred Stock and the Series B Preferred Stock voting as a single class, with the Series A Preferred Stock and Series B Preferred Stock voting on an as-converted basis).

         3. Effect of Amendment. Except as expressly amended hereby, the Shareholders Agreement is hereby ratified and confirmed in every respect and shall remain in full force and effect in accordance with its terms.
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         4.      Counterparts.  This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, all of which taken together shall constitute one and the same instrument. A facsimile of an executed counterpart shall be deemed to be an original, executed counterpart.

         5. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Texas.

         6. Corporate Authority. Each entity which is a party to this Amendment respectively represents and warrants to the other parties that all necessary corporate, trust or other action has been duly taken to authorize execution and delivery of this Amendment and the performance or observance of the provisions of this Amendment.

         7. Severability. If any provision of this Amendment is to any extent found to be invalid, illegal or unenforceable in any respect under applicable law, that provision shall still be effective to the extent it remains valid, and the remainder of this Amendment also will continue to be valid.

         8. Entire Agreement. This Amendment supersedes all previous and contemporaneous oral negotiations, commitments, writings and understandings among the parties hereto concerning the subject matter of this Amendment.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                              PACKAGED ICE, INC.


                                              By:
                                                 ----------------------------
                                                 James F. Stuart
                                                 Its Chief Executive Officer





                             SIGNATURE PAGE FOLLOWS





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                    AMENDMENT NO. 2 TO AMENDED AND RESTATED
                             SHAREHOLDERS AGREEMENT

                    SHAREHOLDERS COUNTERPART SIGNATURE PAGE


                                               SHAREHOLDER:


                                               If a Person:


                                               -------------------------------

                                               Print Name
                                                         ---------------------

                                               If an Entity:

                                               -------------------------------

                                               By:
                                                  ----------------------------

                                               Print Name:
                                                          --------------------

                                               Title:
                                                     -------------------------

                                               Number of Shares of Common
                                               Stock:
                                                     -------------------------

                                               Number of Shares of Series A
                                               Preferred Stock:
                                                               ---------------

                                               Number of Shares of Series B
                                               Preferred Stock:
                                                               ---------------





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